Exhibit 10.1

DEBT REPAYMENT AGREEMENT

This Debt Repayment Agreement (this “Agreement”), effective as of December 30, 2020, is entered into by and between Blue Star Foods Corp., Inc., a Delaware corporation (the “Company”), and John R. Keeler, the Company’s Chief Executive Officer and Executive Chairman of the Board (the “Debtholder”).

WHEREAS, the Debtholder has made loans to the Corporation in the aggregate principal amount of $2,910,133.83 (the “Debt Amount”), at an interest rate of 6% per annum; and

WHEREAS, the Company has paid all interest due on the Debt Amount to the Debtholder on a monthly basis; and

WHEREAS, the Company desires to repay $1,593,300 of the Debt Amount (the “Repayment Amount”), represented by the four promissory notes attached hereto as Exhibit A (the “Notes”), to the Debtholder by issuing to the Debtholder, or his designee Maria Angarita (the “Designee”), 796,650 shares (the “Shares”) of the Corporation’s common stock, par value $0.0001 per share (“Common Stock”), and the Debtholder has agreed to accept such Shares as full and complete payment of the Repayment Amount, pursuant to the terms and conditions set forth in this Agreement; and

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1. Repayment of Debt with Shares of Common Stock.

(a) Issuance of Shares; Cancellation of Indebtedness. Subject to the terms and conditions of this Agreement, at the Closing (as defined below), the Company shall issue to the Debtholder, or the Designee, 796,650 Shares of the Company’s Common Stock, at a price of $2.00 per share (the “Payoff Price”), as full and complete payment of the $1,593,300 Repayment Amount represented by the Notes (the “Debt Repayment”). Upon issuance to the Debtholder, or the Designee, of the 796,650 Shares, (i) the Shares shall be deemed to be duly authorized, fully paid and non-assessable, (ii) the $1,593,300 Repayment Amount will be deemed to be paid-in-full, and (iii) the Notes shall be cancelled, and the Company will have no further obligation to the Debtholder with respect thereto.

(b) Section 4(a)(2) Transaction. It is the intent of the parties that the Debt Repayment be effectuated pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) thereunder, as a transaction by an issuer not involving a public offering.

(c) Release. Subject to the terms and conditions of this Agreement, at the Closing, the Debtholder hereby releases, waives, discharges and relinquishes any and all rights, claims, demands, contentions and causes of action of every kind, nature, character and description whatsoever, whether known or unknown, suspected or unsuspected, apparent or concealed, fixed or contingent, arising from the Notes on or before the Closing Date, which it now has or hereafter may be entitled to claim against the Company, its directors, officers, managers, members, agents and employees (the “Released Parties”), including but without limiting the generality of foregoing, all claims arising from or in connection with or otherwise resulting from any matter, event, state of facts, claim, contention or cause whatsoever, occurring or existing in connection with or relating to the debt evidenced by the Note on or before the Closing Date (collectively, the “Claims”). The Debtholder agrees that the waiver and release described in this Section 1(c) applies to all Claims, whether or not the Debtholder currently knows about them or suspects that they exist. Notwithstanding anything to the contrary expressed or implied herein, none of the foregoing released Claims shall include any claims against a Released Party arising by reason of such Released Party’s breach of this Agreement. In addition, none of the foregoing releases extend to any breach of this Agreement, and no remedies for any such breach are being released herein.

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2. Closing Deliveries.

(i) At or promptly after the Closing, the Company shall:

(a) deliver to the Debtholder a duly executed copy of this Agreement; and

(b) deliver to the Debtholder, or the Designee, (i) a stock certificate or certificates in the name of the Debtholder, or the Designee, as applicable, evidencing the Shares, free and clear of all liens and encumbrances, other than those imposed pursuant to the Securities Act.

(ii) At the Closing, the Debtholder shall deliver to the Company:

(a) a duly executed copy of this Agreement; and

(b) the original Notes for cancellation.

3. The Closing. The closing of the Debt Repayment shall be deemed to have occurred as of the effective date referred to above (the “Closing Date”) at the offices of the Company (the “Closing”).

4. Representations and Warranties of the Company. As of the date of this Agreement and as of the Closing, the Company hereby represents and warrants to the Debtholder that the following representations and warranties are true and complete as of each respective date:

(i) Organization and Standing. The Company is a corporation duly organized, validly existing under, and by virtue of, the laws of the State of Delaware, and is in good standing under such laws. The Company has all requisite corporate power and authority to own and operate its properties and assets and to carry on its business as presently conducted and as proposed to be conducted.

(ii) Corporate Power. The Company has all requisite legal and corporate power and authority to execute and deliver this Agreement and the other agreements contemplated hereby, to effectuate the Debt Repayment, to sell and issue the Shares and to carry out and perform its obligations under the terms of this Agreement.

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(iii) Authorization. All corporate action on the part of the Company and its officers, directors and stockholders necessary for the (i) authorization, execution, delivery and performance of this Agreement, (ii) authorization, sale, issuance and delivery of the Shares and (iii) performance of all of the Company’s obligations hereunder have been taken or will be taken prior to the Closing. This Agreement has been duly executed by the Company and constitutes (or will constitute) the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to the laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies.

(iv) No Conflicts; Consents. The execution, delivery and performance by the Company of this Agreement and the documents to be delivered hereunder, and the consummation of the transactions contemplated hereby, do not and will not: (a) violate or conflict with the articles of incorporation or bylaws of the Company; (b) violate or conflict with any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to the Company; (c) conflict with, or result in (with or without notice or lapse of time or both) any violation of, or default under, or give rise to a right of termination, acceleration or modification of any obligation or loss of any benefit under any agreement or other instrument to which the Company is a party. No consent, approval, waiver or authorization is required to be obtained by the Company from any person in connection with the execution, delivery and performance by the Company of this Agreement or the consummation of the transactions contemplated hereby.

(v) Valid Issuance of Stock. The Shares have been duly authorized and, when issued, sold and delivered in compliance with the provisions of this Agreement, will be duly and validly issued, fully paid and nonassessable. The Shares will be free and clear of any liens or encumbrances; provided, however, that the Shares shall be subject to restrictions on transfer under state and/or federal securities laws. None of the Shares will be subject to any preemptive rights or rights of first refusal.

(vi) Exemption. It is the intention of the Company that the Debt Repayment be made pursuant to an exemption from the registration requirements of the Securities Act pursuant to Section 4(a)(2) thereunder.

5. Representations and Warranties of the Debtholder and Designee. As of the date of this Agreement and as of the Closing, the Debtholder (and the Designee, where applicable) hereby represents and warrants to the Company that the following representations and warranties are true and complete as of each respective date:

(i) Power and Authority. The Debtholder has all power and authority to execute and deliver this Agreement, purchase the Shares, effectuate the Debt Repayment, and carry out and perform its obligations under the terms of this Agreement and the transactions contemplated hereby.

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(ii) Authorization. All action on the part of the Debtholder necessary for the authorization, execution, delivery and performance of this Agreement, the purchase of the Shares, and the performance of all of the Debtholder’s obligations hereunder have been taken or will be taken prior to the Closing. This Agreement has been duly executed by the Debtholder (and by the Designee, solely with respect to the investor representations made pursuant to this Section 5) and constitutes the valid and legally binding obligation of the Debtholder (and by the Designee, solely with respect to the investor representations made pursuant to this Section 5), enforceable against it in accordance with its terms, subject to the laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies.

(iii) For Designee’s Account. The Debtholder represents and confirms that the Shares to be issued in the Debt Repayment are being issued and will be acquired for the Designee’s account, not as nominee or agent, and the Debtholder and Designee represent and confirm that such Shares are not being acquired with a view to the resale or distribution of any part thereof.

(iv) Accredited Investor and Investment Experience. The Debtholder and the Designee are each an accredited investor, as such term is defined in Regulation D promulgated under the Securities Act. The Debtholder and the Designee each represent that it is, and its representatives are, experienced in evaluating and investing in securities of companies similar as the Company, and that the Debtholder and Designee can bear the economic risk of an investment in the Shares and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment in the Shares.

(v) Ownership of the Debt. The Debtholder is the exclusive beneficial and record owner of the Notes. The Debtholder has good, valid and marketable title to the Notes, free and clear of all liens, mortgages, charges or other encumbrances and any preemptive or subscription rights, and has not assigned or otherwise transferred or granted any interest in the Note to any person.

(vi) No Consents. The Debtholder is not required to obtain any order, consent, approval or authorization of any person or entity in connection with the execution and delivery of this Agreement or the Debt Repayment.

(vii) Information on Company. The Debtholder is the Company’s Chief Executive Officer and Executive Chairman of the Board and has all information with respect to the Company and considered all factors the Debtholder deems material in deciding on the advisability of the Debt Repayment. The Debtholder understands that the auditors of the Company have expressed their concern as to the viability of the Company and issued a going concern opinion with respect to the Company.

(viii) Compliance with Securities Act. The Debtholder and Designee understand and agree that the Shares have not been registered under the Securities Act or any applicable state securities laws, by reason of their issuance in a transaction that does not require registration under the Securities Act (based in part on the accuracy of the representations and warranties of Debtholder and Designee, as applicable, contained herein), and that such Shares must be held indefinitely unless a subsequent disposition is registered under the Securities Act or any applicable state securities laws or is exempt from such registration.

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(j) No other representations. The Debtholder is not relying on the Company, or its affiliates or agents with respect to economic considerations involved in the Debt Repayment. The Debtholder has relied solely on its own advisors. No representations or warranties have been made to the Debtholder by the Company, or any officer, employee, agent, affiliate or subsidiary of the Company, other than the representations of the Company contained herein, and in effectuating the Debt Repayment the Debtholder is not relying upon any representations other than those contained herein.

(k) Shares Legend. The Shares shall bear the following or similar legend:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THESE SHARES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO [THE COMPANY] THAT SUCH REGISTRATION IS NOT REQUIRED.”

(l) Communication of Offer. The offer for the Debt Repayment was directly communicated to the Debtholder by the Company. At no time was the Debtholder presented with or solicited by any leaflet, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicited or invited to attend a promotional meeting otherwise than in connection and concurrently with such communicated offer.

(m) Restricted Securities. The Debtholder and the Designee understand that the Shares have not been registered under the Securities Act and the Designee will not sell, offer to sell, assign, pledge, hypothecate or otherwise transfer any of the Shares unless pursuant to an effective registration statement under the Securities Act, or unless an exemption from registration is available. Notwithstanding anything to the contrary contained in this Agreement, such Designee may transfer (with an opinion of counsel satisfactory to the Company and its counsel) the Shares to its Affiliates (as defined below), provided that each such Affiliate is an “accredited investor” under Regulation D and such Affiliate agrees to be bound by the terms and conditions of this Agreement. For the purposes of this Agreement, an “Affiliate” of any person or entity means any other person or entity directly or indirectly controlling, controlled by or under direct or indirect common control with such person or entity. Affiliate includes each subsidiary of the Company. For purposes of this definition, “control” means the power to direct the management and policies of such person or firm, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

(n) No Governmental Review. The Debtholder understands that no United States federal or state agency or any other governmental or state agency has passed on or made recommendations or endorsement of the Debt Repayment or the Shares or the suitability of the Debt Repayment nor have such authorities passed upon or endorsed the merits of the Debt Repayment.

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(o) Correctness of Representations. The Debtholder (and the Designee, as applicable) represents that the foregoing representations and warranties are true and accurate as of the date hereof and shall survive the issuance and delivery of the Shares. If, in any respect, those representations and warranties shall not be true and accurate prior to the Closing Date, the undersigned shall immediately give written notice to the Company specifying which representations and warranties are not true and accurate and the reason therefor. It is specifically understood and agreed by the Debtholder (and the Designee, as applicable) that neither the Company nor its officers or directors has made, nor by this Agreement shall be construed to make, directly or indirectly, explicitly or by implication, any representation, warranty, projection, assumption, promise, covenant, opinion, recommendation or other statement of any kind or nature with respect to the anticipated operations, investment returns, cash flows, profits or losses of the Company.

(p) Survival. The foregoing representations and warranties shall survive the Closing Date for a period of three years.

6. Miscellaneous.

(i) Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

(ii) Governing Law. This Agreement is to be construed in accordance with and governed by the internal laws of the State of New York without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of New York.

(iii) Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument. Signatures received by pdf or email shall be deemed to be original signatures.

(iv) Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

(v) Notices. Except as may be otherwise provided herein, all notices, requests, waivers and other communications made pursuant to this Agreement shall be in writing and shall be conclusively deemed to have been duly given (a) if delivered personally, when received, (b) if transmitted by facsimile or email, on the date of transmission with receipt of a transmittal confirmation or (c) if by courier service, on the second (2nd) business day following the date of deposit with such courier service, or such earlier delivery date as may be confirmed in writing to the sender by such courier service. A party may change or supplement the addresses given in the signature pages hereto, or designate additional addresses, for purposes of this Section by giving the other party written notice of the new address in the manner set forth above.

(vi) Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

(vii) Entire Agreement. This Agreement and the documents referred to herein constitute the entire agreement among the parties with respect to the subject matter hereof and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein.

[Remainder of Page Intentionally Omitted; Signature Page Follows]

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IN WITNESS WHEREOF, the undersigned, being the duly authorized representatives of the parties, have executed this Agreement as of the date set forth above.

BLUE STAR FOODS CORP.

By:	/s/ John R. Keeler
Name:	John R. Keeler
Title:	Chief Executive Officer

DEBTHOLDER:

By:	/s/ John R. Keeler
Name:	John R. Keeler

DESIGNEE: (Solely with respect to the investor representations set forth in Section 5 hereof, where apploicable)

By:	/s/ Maria Angarita
Name:	Maria Angarita

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Exhibit A

Promissory Notes

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